                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2000


                        SYBRON INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

         WISCONSIN                      1-11091                 22-2849508
(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)
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                            411 EAST WISCONSIN AVENUE

                           MILWAUKEE, WISCONSIN 53202

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (414) 274-6600

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        --------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         A copy of the press release dated November 8, 2000 is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        SYBRON INTERNATIONAL CORPORATION

Date: November 8, 2000                      By:  /s/Dennis Brown
                                                 -------------------------------
                                                 Dennis Brown
                                                 Vice President - Finance, Chief
                                                 Financial Officer & Treasurer

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

                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                             DATED NOVEMBER 8, 2000

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

                                                                   INCORPORATED
    EXHIBIT                                                         HEREIN BY                        FILED
    NUMBER                DESCRIPTION                              REFERENCE TO                    HEREWITH
    -------               -----------                              ------------                    --------
     99.1                 Press Release,                                                               X
                          dated November 8, 2000

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